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                                   KUTAK ROCK

                                   Suite 2900
                           225 Peachtree Street, N.E.
                           Atlanta, Georgia 30303-1731

                                 (404) 222-4600




                                             April 2, 1998

First Investors Management Company, Inc
95 Wall Street
New York, New York  10005-4297



          Re:  First Investors Multi-State Insured Tax Free Fund

Gentlemen:

     We consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                             Very truly yours,

                                             KUTAK ROCK


                                             By: /s/Robert G.Brunton